GLOBE BUSINESS RESOURCES, INC.



                          $30,000,000 Principal Amount



                    7.54% Senior Notes due September 1, 2007




                              --------------------

                             NOTE PURCHASE AGREEMENT

                              --------------------




                          Dated as of September 1, 1997







                                                              PPN:  379395 A* 7




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                                TABLE OF CONTENTS


                                                                          Page


1.      AUTHORIZATION OF NOTES...............................................1

2.      SALE AND PURCHASE OF NOTES...........................................1

3.      CLOSING..............................................................2

4.      CONDITIONS TO CLOSING................................................2

        4.1.   Representations and Warranties................................2
        4.2.   Performance; No Default.......................................2
        4.3.   Compliance Certificates.......................................2
        4.4.   Opinions of Counsel...........................................3
        4.5.   Purchase Permitted By Applicable Law, etc.....................3
        4.6.   Sale of Other Notes...........................................3
        4.7.   Payment of Special Counsel Fees...............................3
        4.8.   Private Placement Number......................................4
        4.9.   Changes in Corporate Structure................................4
        4.10.  Proceedings and Documents.....................................4

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................4

        5.1.   Organization; Power and Authority.............................4
        5.2.   Authorization, etc............................................4
        5.3.   Disclosure....................................................5
        5.4.   Organization and Ownership of Shares of Subsidiaries..........5
        5.5.   Financial Statements..........................................6
        5.6.   Compliance with Laws, Other Instruments, etc..................6
        5.7.   Governmental Authorizations, etc..............................6
        5.8.   Litigation; Observance of Statutes and Orders.................6
        5.9.   Taxes.........................................................7
        5.10.  Title to Property; Leases.....................................7
        5.11.  Licenses, Permits, etc........................................7
        5.12.  Compliance with ERISA.........................................7
        5.13.  Private Offering by the Company...............................8
        5.14.  Use of Proceeds; Margin Regulations...........................8
        5.15.  Existing Debt.................................................9
        5.16.  Foreign Assets Control Regulations, etc.......................9
        5.17.  Status under Certain Statutes.................................9


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6.      REPRESENTATIONS OF THE PURCHASER.....................................9

        6.1.   Purchase for Investment.......................................9
        6.2.   Source of Funds..............................................10

7.      INFORMATION AS TO COMPANY...........................................11

        7.1.   Financial and Business Information...........................11
        7.2.   Officer's Certificate........................................13
        7.3.   Inspection...................................................14

8.      PREPAYMENT OF THE NOTES.............................................15

        8.1.   Required Prepayments.........................................15
        8.2.   Optional Prepayments with Make-Whole Amount..................15
        8.3.   Allocation of Partial Prepayments............................15
        8.4.   Maturity; Surrender, etc.....................................16
        8.5.   Purchase of Notes............................................16
        8.6.   Make-Whole Amount............................................16

9.      AFFIRMATIVE COVENANTS...............................................18

        9.1.   Compliance with Law..........................................18
        9.2.   Insurance....................................................18
        9.3.   Maintenance of Properties....................................18
        9.4.   Payment of Taxes.............................................18
        9.5.   Corporate Existence, etc.....................................19

10.     NEGATIVE COVENANTS..................................................19

        10.1.  Transactions with Affiliates.................................19
        10.2.  Merger, Consolidation, etc...................................19
        10.3.  Consolidated Net Worth.......................................20
        10.4.  Debt.........................................................21
        10.5.  Current Ratio................................................21
        10.6.  Fixed Charge Coverage Ratio..................................21
        10.7.  Liens........................................................22
        10.8.  Sale of Assets...............................................23
        10.9.  Nature of Business...........................................23
        10.10. Pari Passu Position..........................................23

11.     EVENTS OF DEFAULT...................................................24

12.     REMEDIES ON DEFAULT, ETC............................................25

        12.1.  Acceleration.................................................25
        12.2.  Other Remedies...............................................26
        12.3.  Rescission...................................................26
        12.4.  No Waivers or Election of Remedies, Expenses, etc............27


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13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.......................27

        13.1.  Registration of Notes........................................27
        13.2.  Transfer and Exchange of Notes...............................27
        13.3.  Replacement of Notes.........................................28

14.     PAYMENTS ON NOTES...................................................28

        14.1.  Place of Payment.............................................28
        14.2.  Home Office Payment..........................................28

15.     EXPENSES, ETC.......................................................29

        15.1.  Transaction Expenses.........................................29
        15.2.  Survival.....................................................29

16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
        AGREEMENT...........................................................30

17.     AMENDMENT AND WAIVER................................................30

        17.1.  Requirements.................................................30
        17.2.  Solicitation of Holders of Notes.............................30
        17.3.  Binding Effect, etc..........................................31
        17.4.  Notes held by Company, etc...................................31

18.     NOTICES.............................................................31

19.     REPRODUCTION OF DOCUMENTS...........................................32

20.     CONFIDENTIAL INFORMATION............................................32

21.     SUBSTITUTION OF PURCHASER...........................................33

22.     MISCELLANEOUS.......................................................34

        22.1.  Successors and Assigns.......................................34
        22.2.  Payments Due on Non-Business Days............................34
        22.3.  Severability.................................................34
        22.4.  Construction.................................................34
        22.5.  Counterparts.................................................34
        22.6.  Governing Law................................................35

SCHEDULE A     --     Information Relating To Purchasers
SCHEDULE B     --     Defined Terms
SCHEDULE 4.9   --     Changes in Corporate Structure
SCHEDULE 5.4   --     Subsidiaries  of the Company and Ownership of Subsidiary
                      Stocks
SCHEDULE 5.5   --     Financial  Statements
SCHEDULE  5.15 --     Existing Debt and Liens
SCHEDULE 10.7  --     Existing Liens
SCHEDULE 13.2  --     Competitors

EXHIBIT 1      --     Form of 7.54% Senior Note due September 1, 2007
EXHIBIT 4.4    --     Forms of Opinions

                                GLOBE BUSINESS RESOURCES, INC.
                                  The Spectrum Office Towers
                                11260 Chester Road, Suite 400
                                    Cincinnati, Ohio 45246



                           7.54% Senior Notes due September 1, 2007



                                                   Dated as of September 1, 1997


TO EACH OF THE PURCHASERS LISTED IN
        THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

               GLOBE  BUSINESS   RESOURCES,   INC.,  an  Ohio  corporation  (the
"Company"), agrees with you as follows:

1.      AUTHORIZATION OF NOTES.

        The Company will authorize the issue and sale of $30,000,000 aggregate principal amount of its 7.54% Senior Notes due September 1, 2007 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.      SALE AND PURCHASE OF NOTES.

        Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the other Purchasers are several and not joint obligations and you shall have no obligation hereunder and no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.      CLOSING.

     The sale and purchase of the Notes to be purchased by you and the other Purchasers shall occur at the offices of Gardner, Carton & Douglas, 321 N. Clark St., Chicago, Illinois 60610, at 10:00 a.m., Central time, at a closing on September 1, 1997 (the "Closing"), or on such other Business Day as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company at The Fifth Third Bank, Account Number 711-23737, Account Name: Globe Collection Account, ABA number: 042000314. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby
waiving   any  rights   you  may  have  by  reason  of  such   failure  or  such
nonfulfillment.

4.      CONDITIONS TO CLOSING.

        Your obligation to purchase and pay for the respective Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1.    Representations and Warranties.

        The representations and warranties of the Company in this Agreement shall be correct in all material respects (other than representations and warranties that are subject to a materiality qualifier, which shall be correct in all respects) when made and at the time of the Closing other than representations and warranties given as of a certain date, which shall be correct in all material respects (or correct in all respects, as the case may be) as of such date.

4.2.    Performance; No Default.

        The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing as of the Closing.

4.3.    Compliance Certificates.

               (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled and certifying as to such factual matters as you may have specified pursuant to
Section 4.5.

               (b) Secretary's Certificate. The Company shall have delivered to you a certificate, as to which there shall be no personal (as opposed to corporate) liability dated the date of the Closing certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4.    Opinions of Counsel.

        You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Keating, Meuthing & Klekamp, P.L.L., special counsel for the Company, covering the matters set forth in Exhibit 4.4 and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4 and covering such other matters incident to such transactions as you may reasonably request.

4.5.    Purchase Permitted By Applicable Law, etc.

        On the date of the Closing, your purchase of the Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.    Sale of Other Notes.

        Contemporaneously with the Closing the Company shall sell to the other Purchasers and the other Purchasers shall purchase the Notes to be purchased by them as specified in Schedule A.

4.7.    Payment of Special Counsel Fees.

        Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing.

4.8.    Private Placement Number.

        A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes by your special counsel or the placement agent.

4.9.    Changes in Corporate Structure.

        Except as specified in Schedule 4.9, at any time following the date of the most recent financial statements referred to in Schedule 5.5, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity.

4.10.   Proceedings and Documents.

        All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.


5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company represents and warrants to the Purchasers as of the Closing that:

5.1.    Organization; Power and Authority.

        The Company is a corporation organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing (or the local law equivalent) in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing (or the local law equivalent) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.    Authorization, etc.

        This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.    Disclosure.

        The Company, through its agent, William Blair & Company, L.L.C., has delivered to you and each other Purchaser a copy of a Placement Memorandum, dated July 1997 (the "Memorandum"), relating to the transactions contemplated hereby. With respect to the historical information contained herein and therein, this Agreement, the Memorandum, the documents, certificates or other writings furnished to the Purchasers and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. With respect to the projections, forecasts and other forward-looking information contained in this Agreement, the Memorandum, the documents, certificates or other writings furnished to the Purchasers and the financial statements listed in Schedule 5.5, taken as a whole, such projections, forecasts and other forward-looking information were prepared in good faith based upon reasonable assumptions by management of the Company and reflect the Company's actual subjective expectations for its operations and performance for the indicated periods. Except as disclosed in the Memorandum or as expressly described in one of the documents, certificates or other writings furnished to the Purchasers, or in the financial statements listed in Schedule 5.5, since February 28, 1997, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4.    Organization and Ownership of Shares of Subsidiaries.

        (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, whether such Subsidiary is a Restricted Subsidiary, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

        (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

        (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity organized, validly existing and in good standing (or the local law equivalent) under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing

(or the local law equivalent) in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing (or the local law equivalent) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.    Financial Statements.

        The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.    Compliance with Laws, Other Instruments, etc.

        The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) assuming the correctness of the representations and warranties of the Purchasers in this Agreement, violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.    Governmental Authorizations, etc.

        Assuming the correctness of the representations and warranties of the Purchasers in this Agreement, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8.    Litigation; Observance of Statutes and Orders.

        (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

        (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.    Taxes.

        The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate
Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended February 28, 1997.

5.10.   Title to Property; Leases.

        The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.   Licenses, Permits, etc.

        The Company and its Subsidiaries own, possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12.   Compliance with ERISA.

        (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

        (b) The Company has no aggregate benefit liabilities under any Plan. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

        (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

        (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

        (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)- (D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

5.13.   Private Offering by the Company.

        Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, and not more than 49 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.   Use of Proceeds; Margin Regulations.

        The Company will apply the proceeds of the sale of the Notes to repay existing bank Debt and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR
207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

5.15.   Existing Debt.

        Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of September 1, 1997, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.   Foreign Assets Control Regulations, etc.

        Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.   Status under Certain Statutes.

        Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.


6.      REPRESENTATIONS OF THE PURCHASER.

6.1.    Purchase for Investment.

        You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.    Source of Funds.

        You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

        (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

        (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

        (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

        (d)    the Source is a governmental plan; or

        (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph
(e); or

        (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

        (g) if you are an insurance company and the Source includes assets of your general account, the acquisition of the Notes by the Purchaser is exempt under PTE 95-60 (issued July 12, 1995).

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.      INFORMATION AS TO COMPANY.

7.1.    Financial and Business Information.

        The  Company   shall  deliver  to  each  holder  of  Notes  that  is  an
Institutional Investor:

     (a) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
          Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer (as to which certificate there shall not be any personal (as opposed to corporate) liability) as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided, that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

     (b) Annual Statements -- within 90 days after the end of each fiscal year of the Company, duplicate copies of,

               (i) audited consolidated and unaudited consolidating balance sheets of the Company and its Subsidiaries, as at the end of such year, and

               (ii) audited consolidated and unaudited consolidating statements of income and cash flows and audited consolidated statements of changes in stockholders' equity of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied in the case of the consolidated statements only

                    (A) by an opinion  thereon of independent  certified  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; and

                    (B) by a certificate of such  accountants  stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), and provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor, containing all of the foregoing information and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b), other than with respect to required consolidating statements;

        (c) SEC and Other Reports -- promptly upon their becoming available, and if applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

        (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

        (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                      (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

        (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.    Officer's Certificate.

        Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) of Section 7.1 shall be accompanied by a certificate of a Senior Financial Officer (as to which certificate there shall be no personal (as opposed to corporate) liability) setting forth:

        (a) Covenant Compliance -- the information (including detailed calculations, if applicable) required in order to establish whether the Company was in compliance with the requirements of Sections 10.2 through 10.10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including, with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

        (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.    Inspection.

        The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

        (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing;

and

        (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.


8.      PREPAYMENT OF THE NOTES.

8.1.    Required Prepayments.

        In addition to payment of all outstanding principal of the Notes at maturity, on September 1, 2001 and on each September 1 thereafter to and including September 1, 2006 the Company will prepay $4,285,714 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes, with the remaining principal payable at maturity on September 1, 2007, at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or 8.3 or purchase of the Notes permitted by Section 8.5, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2.    Optional Prepayments with Make-Whole Amount.

        Beginning on the day after the first anniversary of the Closing Date, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer (as to which certificate there shall be no personal (as opposed to corporate) liability) as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer (as to which certificate there shall be no personal (as opposed to corporate) liability) specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.    Allocation of Partial Prepayments.

        In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.    Maturity; Surrender, etc.

        In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.    Purchase of Notes.

        The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 15 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.    Make-Whole Amount.

        The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

        "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

        "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

        "Reinvestment Yield" means, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, plus .50%, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, plus
 .50%. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

        "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

        "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

        "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.      AFFIRMATIVE COVENANTS.

        The Company covenants that so long as any of the Notes are outstanding:

9.1.    Compliance with Law.

        The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

9.2.    Insurance.

        The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.    Maintenance of Properties.

        The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

9.4.    Payment of Taxes.

        The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5.    Corporate Existence, etc.

        The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or another Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

10.     NEGATIVE COVENANTS.

        The Company covenants that so long as any of the Notes are outstanding:

10.1.   Transactions with Affiliates.

        The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.   Merger, Consolidation, etc.

        (a) The Company shall not consolidate with or merge with any other corporation (other than a Wholly-Owned Restricted Subsidiary) or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (other than a Wholly-Owned Restricted Subsidiary) unless:

               (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Company shall have caused to be delivered to each holder of Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

        No conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

        (b)  Except for  transactions  that are  otherwise  in  compliance  with
Section 10.8, the Company shall not permit any Restricted Subsidiary to consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

               (i) the Restricted Subsidiary consolidates with or merges into the Company or another Wholly-Owned Restricted Subsidiary or a Person which becomes a Wholly-Owned Restricted Subsidiary as a result of such consolidation or merger; or

               (ii) the Restricted Subsidiary conveys, transfers or leases all or a substantial part of its assets to the Company or to another Wholly-Owned Restricted Subsidiary or to a Person which becomes a Wholly-Owned Restricted Subsidiary as a result of such conveyance, transfer or lease.

        (c) The Company shall not (i) permit any Restricted Subsidiary to issue shares of capital stock to any Person except the Company or another Wholly-Owned Restricted Subsidiary or (ii) sell, transfer or otherwise dispose of shares or capital stock of any of the Company's Restricted Subsidiaries other than to the Company or another Restricted Subsidiary; provided, however, that the Company may sell, transfer or otherwise dispose of shares of capital stock of any Restricted Subsidiary if such sale, transfer or disposition would be permitted pursuant to Section 10.8 hereof.

10.3.   Consolidated Net Worth.

        The Company will not, at any time, permit its Consolidated Net Worth to be less than the sum of (a) $25,000,000 plus (b) 50% of Consolidated Net Income (but, in each case, only if a positive number) calculated on a cumulative basis commencing with the quarter ending August 31, 1997, and measured as of the last day of each fiscal quarter thereafter.

10.4.   Debt.

        (a) The Company and its Restricted Subsidiaries shall not, at any time, permit: (i) the ratio of Senior Funded Debt to EBITDA to be greater than 3:00 to 1:00 for the immediately preceding four consecutive fiscal quarters and (ii) the ratio of Total Debt to EBITDA to be greater than 4:00 to 1:00 for the immediately preceding four consecutive fiscal quarters; provided that, in the event the Company or any Restricted Subsidiary acquires all of the capital stock or substantially all of the assets or any other Person, the Company may include the EBITDA of such Person for the prior four fiscal quarters in calculating the EBITDA of the Company pursuant to this paragraph (a).

        (b) The Company will not permit any Restricted Subsidiaries at any time, to create, assign, incur, guaranty, or otherwise permit to exist any Debt other than:

               (i) existing Debt described in Schedule 5.15;

               (ii) Debt owed by a Wholly-Owned Restricted Subsidiary to the Company or another Wholly-Owned Restricted Subsidiary;

               (iii) subject to compliance with Section 10.7(j), Debt of Restricted Subsidiaries created after the Closing Date not to exceed, in the aggregate at any time outstanding, 15% of the sum of Consolidated Funded Debt and Consolidated Net Worth as of the last day of the immediately preceding fiscal quarter; and

               (iv) any extension, renewal, refunding or replacement of any Debt described in paragraph (i) of this Section 10.4(b); provides that (1) no such extension, renewal or refunding shall increase the principal amount of such Debt and (2) immediately after such extension, renewal or refunding, no Default or Event of Default would exist.

     Notwithstanding the foregoing, the Company will not permit at any time Corporate Stay International Inc. or Globe Furniture Rentals, Inc. to create, assign, incur, guarantee or otherwise permit to exist any Debt.

10.5.   Current Ratio.

        The Company will not permit, as of the end of each fiscal quarter, its Consolidated Current Ratio to be less than 2:50 to 1:00.

10.6.   Fixed Charge Coverage Ratio.

        The Company will not, as of the end of any fiscal quarter, permit the ratio of Consolidated Cash Flow Available for Fixed Charges for the immediately preceding four consecutive fiscal quarters to Consolidated Fixed Charges for the immediately preceding four consecutive fiscal quarters to be less than 1:75 to 1:00.

10.7.   Liens.

        The Company will not, and will not permit any Restricted Subsidiary to, create, assume, or incur, or permit to exist, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

        (a) Liens for property taxes, assessments, or other governmental charges not then due and delinquent or the validity of which is being contested in good faith and as to which the Company has established adequate reserves on its books in accordance with GAAP;

        (b) Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money, including Liens securing claims of carriers, warehousemen, mechanics, materialmen, employees, landlords and other similar Liens that in the aggregate do not materially interfere with the conduct of business of the Company and its Restricted Subsidiaries, taken as a whole, or materially impair the value of the property or assets of the Company and its Restricted Subsidiaries, taken as a whole;

        (c) Liens incidental to the normal conduct of the business of the Company or any Restricted Subsidiary (not incurred for the borrowing of money), including Liens in connection with workers' compensation, unemployment insurance, and other governmental insurance or benefits;

        (d) Liens resulting from judgments or court proceedings, provided the execution of such Liens is effectively stayed, such Liens are being contested in good faith by appropriate proceedings and the Company has established adequate reserves for such matters on its books in accordance with GAAP;

        (e) minor survey exceptions, easements, encroachments, rights-of-way, and zoning ordinances which customarily exist on real property and which do not materially detract from the value of such property;

        (f) Liens securing Debt of a Restricted Subsidiary to the Company or another Wholly-Owned Restricted Subsidiary;

        (g) existing Liens on property of the Company or any Restricted Subsidiary described on Schedule 10.7;

        (h) Liens securing the payment of the purchase price of assets  provided
(i) any such Liens are created within 180 days after the acquisition of such assets; (ii) at the time of acquisition of such assets, Debt secured by such Liens does not exceed the purchase price thereof (including any interest or other finance charges); (iii) such Liens do not extend to other property of the Company or any Restricted Subsidiary; and (iv) Debt secured by such Liens is permitted by Section 10.4 hereof;

        (i)    Liens created pursuant to Capitalized Leases permitted by Section
10.4 hereof; and

        (j) Liens not permitted by paragraphs (a) through (i) above to secure Debt; provided that at the time of incurrence of such Debt, (i) the aggregate amount of Secured Debt permitted by this Section 10.7(j) plus the aggregate amount of outstanding Debt of Restricted Subsidiaries permitted by Section 10.4(b)(iii) will not, as of the date of incurrence of such Debt, exceed 20% of the sum of Consolidated Net Worth plus Consolidated Funded Debt and (ii) the Company is in compliance with Section 10.4 hereof.

     Notwithstanding the foregoing, the Company will not permit Corporate Stay International Inc. or Globe Furniture Rentals, Inc. to create, assign, incur or permit to exist, directly or indirectly, any Lien on any trademarks or tradenames owned by either of such Restricted Subsidiaries.

10.8.   Sale of Assets.

        The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise (including by way of merger) dispose of (collectively a "Disposition") any assets, including capital stock of Subsidiaries, in one or a series of transactions, other than in the ordinary course of business, to any Person, except to the Company or a Wholly-Owned Restricted Subsidiary, (i) if, in any fiscal year, after giving effect to such

Disposition, the aggregate net book value of assets subject to Dispositions (other than Dispositions involving the Exchange of Assets) during such fiscal year would, when added to the net book value attributable to any Negative Exchanges of Assets, exceed 5% of Consolidated Total Assets as of the end of the fiscal quarter immediately preceding such Disposition or (ii) if a Default or Event of Default exists or would exist as a result of such Disposition; provided that, in no event shall the Company or its Restricted Subsidiaries sell for less than face value any of its trade receivables except on commercially reasonable terms in the ordinary course of business in conjunction with the sale of Market Property, except that the face value of trade receivables sold in conjunction with the sale of Market Property shall be included as Dispositions for purposes of clause (i) above.

10.9.   Nature of Business.

        The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result thereof, the business then to be conducted by the Company and its Restricted Subsidiaries, taken as a whole, would cease to be substantially the same as the business of the Company and its Restricted Subsidiaries described in the Memorandum.

10.10.  Pari Passu Position

        The Company agrees that neither it nor its Restricted Subsidiaries shall have outstanding any Debt to commercial banks that is not on a pari passu basis with the Notes.


11.     EVENTS OF DEFAULT.

        An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

        (a) Any default in the payment of interest when due on any of the Notes and continuance of such default for a period of five days;

        (b) Any default in the payment of the principal or Make-Whole Amount of any of the Notes at maturity, upon acceleration of maturity or at any date fixed for prepayment;

        (c) (i) Any default in the payment of the principal of, or interest or premium on, any other Debt of the Company and its Restricted Subsidiaries that is outstanding in an aggregate principal amount in excess of $1,000,000 as and when due and payable and the continuation of such default beyond the period of grace, if any, allowed with respect thereto, or (ii) any default (other than a payment default) in compliance with any term or provision under any loan agreements or other instruments evidencing Debt of the Company and its Restricted Subsidiaries in an aggregate outstanding principal amount in excess of $1,000,000, and the continuation of such default beyond the period of grace, if any, allowed with respect thereto.

        (d) Any default in the observance or performance of Sections 10.1, 10.2, and Sections 10.4 through 10.10;

        (e) Any default in the observance or performance of any other covenant or provision of this Agreement which is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining knowledge of such default and
(ii) the Company receiving written notice thereof from any holder of a Note;

        (f) Any representation or warranty made pursuant to Section 4.1 by or on behalf of the Company or any Restricted Subsidiary in this Agreement, or made by or on behalf of the Company in any written statement or certificate furnished by or on behalf of the Company in connection with the issuance and sale of the Notes or furnished by or on behalf of the Company or any Restricted Subsidiary pursuant to this Agreement, proves incorrect as of the date of the issuance or making thereof;

        (g) Any judgment, writ or warrant of attachment or any similar process in an aggregate amount in excess of $2,000,000 shall be entered or filed against the Company or any Restricted Subsidiary or against any property or assets of either and remain unpaid, uninsured, unindemnified, unvacated, unbonded or unstayed (through appeal or otherwise) for sixty (60) days or, if stayed pending appeal, are not discharged within sixty (60) days after expiration of such stay;

        (h)    The Company or any Restricted Subsidiary shall

               (i) generally not pay its debts as they become due or admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Federal Bankruptcy Code, or any similar applicable bankruptcy or insolvency law, as now or in the future amended (herein collectively called "Bankruptcy Laws"); file an answer or other pleading admitting or failing to deny the material allegations of such a petition; fail to obtain the dismissal of such a petition within 60 days of its filing or be subject to an order for relief or a decree approving such a petition; or file an answer or other pleading seeking, consenting to or acquiescing in relief provided for under the Bankruptcy Laws;

               (iii) make an assignment of all or a substantial part of its property for the benefit of its creditors;

               (iv) seek or consent to or acquiesce in the appointment of a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property;

               (v)    be finally adjudicated bankrupt or insolvent;

               (vi) be subject to the entry of a court order, which shall not be vacated, set aside or stayed within 60 days of the date of entry, (A) appointing a receiver, liquidator, custodian or trustee of it or for all or a substantial part of its property, (B) for relief pursuant to an involuntary case brought under, or effecting an arrangement in, bankruptcy, (C) for a reorganization pursuant to the Bankruptcy Laws, or
        (D) for any other judicial modification or alteration of the rights of creditors; or

               (vii) be subject to the assumption of custody or sequestration by a court of competent jurisdiction of all or a substantial part of its property, which custody or sequestration shall not be suspended or terminated within 60 days from its inception.

12.     REMEDIES ON DEFAULT, ETC.

12.1.   Acceleration.

        (a) If an Event of Default with respect to the Company described in paragraph (h) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

        (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

        (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

        Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the fullest extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from prepayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.   Other Remedies.

        If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.   Rescission.

        At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 76% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereto.

12.4.   No Waivers or Election of Remedies, Expenses, etc.

        No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.   Registration of Notes.

        The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.   Transfer and Exchange of Notes.

        (a) Except as provided in paragraph (b) of this Section 13.2, upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

        (b) The Company shall not be required to register a transfer of Notes to any Person which is a Competitor.

13.3.   Replacement of Notes.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

        (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

        (b)  in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.     PAYMENTS ON NOTES.

14.1.   Place of Payment.

        Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the address of the Purchasers set forth in Schedule A hereto. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.   Home Office Payment.

        So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.     EXPENSES, ETC.

15.1.   Transaction Expenses.

        Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) annually incurred by you and each other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.   Survival.

        The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

        All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the partial payment of the Notes, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties pursuant to Section 4.1 of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.     AMENDMENT AND WAIVER.

17.1.   Requirements.

        This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.   Solicitation of Holders of Notes.

        (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

        (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.   Binding Effect, etc.

        Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.   Notes held by Company, etc.

        Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.     NOTICES.

        All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

        (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

        (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

        (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Sharon G. Kebe, Globe Business Resources, Inc., The Spectrum Office Towers, 11260 Chester Road, Suite 400, Cincinnati, Ohio 45246, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.     REPRODUCTION OF DOCUMENTS.

        This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.     CONFIDENTIAL INFORMATION.

        For the purposes of this Section 20, "Confidential Information" means any information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor (except a Competitor) to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or
(viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of

Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.


21.     SUBSTITUTION OF PURCHASER.

        You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.


22.     MISCELLANEOUS.

22.1.   Successors and Assigns.

        All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.   Payments Due on Non-Business Days.

        Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.   Severability.

        Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.   Construction.

        Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.   Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.   Governing Law.

        This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                          * * * * *

               If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                            Very truly yours,

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

The foregoing is hereby agreed to as of the date hereof.

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:
   --------------------------------
Its:
   --------------------------------


By:
   --------------------------------
Its:
   --------------------------------


LIFE INSURANCE COMPANY OF GEORGIA

By:
   --------------------------------
Its:
   --------------------------------

By:
   --------------------------------
Its:
   --------------------------------


PEERLESS INSURANCE COMPANY

By:
   --------------------------------
Its:
   --------------------------------

By:
   --------------------------------
Its:
   --------------------------------

INDIANA INSURANCE COMPANY

By:
   --------------------------------
Its:
   --------------------------------

By:
   --------------------------------
Its:
   --------------------------------

SOUTHLAND LIFE INSURANCE COMPANY

By:
   --------------------------------
Its:
   --------------------------------

By:
   --------------------------------
Its:
   --------------------------------

                                  SCHEDULE A-1

                       INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased

Security Life of Denver Insurance Company                          $14,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Boston Safe Deposit & Trust Co.
        Boston, Massachusetts
        MBS Income
        Account DD #:  125261
        ABA #:  011-001-234
        CC 1253
        Credit to:    Security Life of Denver Insurance Company
                      Account #INGF1007002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Securities Accounting
        Fax:  (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Private Placements
        Fax:  (770) 690-4899


Tax ID #:  84-0499703

                                 SCHEDULE A-2

                              INFORMATION RELATING TO PURCHASERS

                                                           Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased

Life Insurance Company of Georgia                                $9,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Wachovia Bank
        Winston-Salem, North Carolina
        For the account of:  Life Insurance Company of Georgia
        Account #:  58-16680-10
        ABA #:  053100494
        Template#:  401216
        Attention:  Trust Income Processing

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Securities Accounting
        Fax:  (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Private Placements
        Fax:  (770) 690-4899


Tax ID #:  58-0298930

                                  SCHEDULE A-3

                       INFORMATION RELATING TO PURCHASERS

                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased

Peerless Insurance Company                                       $3,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Boston Safe Deposit & Trust Co.
        Boston, Massachusetts
        MBS Income
        Account DD#:  125261
        ABA #:  011-001-234
        CC 1253
        Credit to:    Peerless Insurance Company
                      Account #INGF1019002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Securities Accounting
        Fax:  (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Private Placements
        Fax:  (770) 690-4899


Tax ID #:  02-0177030

                                  SCHEDULE A-4

                       INFORMATION RELATING TO PURCHASERS

                                                         Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased

Indiana Insurance Company                                        $2,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Boston Safe Deposit & Trust Co.
        Boston, Massachusetts
        MBS Income
        Account DD#:  125261
        ABA #:  011-001-234
        CC 1253
        Credit to:    Indiana Insurance Company
                      Account #INGF1016002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Securities Accounting
        Fax:  (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Private Placements
        Fax:  (770) 690-4899


Tax ID #:  35-0410010

                                  SCHEDULE A-5

                       INFORMATION RELATING TO PURCHASERS

                                                         Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased

Southland Life Insurance Company                                $2,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Boston Safe Deposit & Trust Co.
        Boston, Massachusetts
        MBS Income
        Account DD#:  125261
        ABA #:  011-001-234
        CC 1253
        Credit to:    Southland Life Insurance Company
                      Account #INGF1013002

        Each such wire transfer shall set forth the name of the Corporation, the full title (including the Coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, a reference to the PPN, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)     Address for all notices relating to payments:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Securities Accounting
        Fax:  (770) 690-4899

(3)     Address for all other communications and notices:

        ING Investment Management, Inc.
        5780 Powers Ferry Road
        Suite 300
        Atlanta, Georgia  30327-4349
        Attention:  Private Placements
        Fax:  (770) 690-4899


Tax ID #:  75-0572420

                                   SCHEDULE B

                                  DEFINED TERMS

        As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

        "Affiliate" means any Person (other than a Restricted Subsidiary) (i) who is a director or executive officer of the Company or any Subsidiary, (ii) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (iii) which beneficially owns or holds securities representing 5% or more of the combined voting power of the Voting Stock of the Company or any Subsidiary, or (iv) of which securities representing 5% or more of the combined voting power of its Voting Stock (or in the case of a Person not a corporation, 5% or more of its equity) is beneficially owned or held by the Company or any Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Chicago, Illinois are required or authorized to be closed.

        "Capitalized Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

        "Closing" is defined in Section 3.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

        "Company" means Globe Business Resources, Inc., an Ohio corporation.

        "Competitor" means any Person listed on Schedule 13.2 hereof, as such Schedule may be amended in writing from time to time by the Company.

        "Consolidated Cash Flow Available for Fixed Charges" for any period shall mean the sum of (i) Consolidated Net Income, (ii) taxes, depreciation and amortization, as determined in accordance with GAAP, and (iii) Consolidated Fixed Charges.

        "Consolidated Current Ratio" shall mean the ratio of (x) the total of cash, receivables, and rental furniture, (valued at lower of cost or fair market value, net of accumulated depreciation) of the Company and its Restricted Subsidiaries to (y) the total of accounts payable, customer deposits and accrued expenses of the Company and its Restricted Subsidiaries.

        "Consolidated Fixed Charges" means, for any period, on a consolidated basis, the sum of (a) all Rentals (other than Rentals on Capitalized Leases and Rentals paid by the Company or any Restricted Subsidiary with respect to apartments used in the corporate housing operations of the Company or any Restricted Subsidiary) payable during such period by the Company and its Restricted Subsidiaries with respect to leases having an original term in excess of one year, and (b) all Interest Charges on all Debt (including the interest component of Rentals on Capitalized Leases) of the Company and its Restricted Subsidiaries.

        "Consolidated Funded Debt" means Funded Debt of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "Consolidated Net Income" means consolidated net income and net losses of the Company and its Restricted Subsidiaries, determined in accordance with GAAP, after excluding the sum of (i) any net loss or any undistributed net income of any Person in which the Company has an ownership interest other than a Restricted Subsidiary; (ii) any net loss or any undistributed net income of any Restricted Subsidiary prior to the date it becomes a Restricted Subsidiary;
(iii) any gain or net loss (net of any tax effect) resulting from the sale of any capital assets by the Company or Restricted Subsidiary other than in the ordinary course of business; (iv) extraordinary, unusual, or non-recurring gains or losses; (v) gains resulting from the write-up of assets; (vi) any earnings of any Restricted Subsidiary unavailable for payment to the Company; and (vii) proceeds of any life insurance policy.

        "Consolidated Net Worth" means, at any date, with respect to the Company and its Restricted Subsidiaries, the total amount of (i) capital stock (except treasury stock but including preferred stock) plus (ii) paid-in surplus, plus
(iii) general contingency reserves and plus (iv) retained earnings (deficit) at such date, plus (v) fair market value in excess of historical cost of acquired net assets attributable to related party transactions, all as determined on a consolidated basis in accordance with GAAP.

        "Consolidated Total Assets" means the total assets of the Company and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "Debt" means (i) all items of borrowings, including Capitalized Leases, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date at which Debt is to be determined (other than items of borrowings of the Company from a Wholly-Owned Restricted Subsidiary), (ii) all Guaranties (other than Guaranties of Debt of the Company or a Wholly-Owned Restricted Subsidiary by the Company or a Subsidiary), letters of credit and endorsements (other than of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business), in each case to support Debt of other Persons; and (iii) all items of borrowings secured by any mortgage, pledge or Lien existing on property owned subject to such mortgage, pledge, or Lien, whether or not the borrowings secured thereby shall have been assumed by the Company or any Subsidiary.

        "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

        "Default Rate" means 9.54% per annum.

        "Disposition" has the meaning set forth in Section 10.8 hereof.

        "EBITDA" means earnings of the Company and its Restricted Subsidiaries before interest, taxes, depreciation and amortization, all as determined in accordance with GAAP.

        "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

        "ERISA   Affiliate"  means  any  trade  or  business   (whether  or  not
incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

        "Event of Default" is defined in Section 11.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

        "Exchange of Assets" means any contemporaneous exchange of assets used in the operating business of the Company or any Restricted Subsidiary for assets to be used in the operating business of the Company or any Restricted Subsidiary.

        "Funded Debt" means without duplication: (i) all Debt having a final maturity of more than one year, from the date of creation thereof (or which is renewable or extendible at the option of the obligor for a period or periods of more than one year from the date of creation), and including current maturities thereof, and (ii) any Debt outstanding pursuant to any instrument or agreement providing for maturity on demand or within one year from the date of the creation thereof, except to the extent such Debt has not been outstanding for a period of thirty consecutive days during the immediately preceding twelve months.

        "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

        "Governmental Authority" means

        (a)    the government of

                      (i) the United States of America or any State or other political subdivision thereof, or

                      (ii)  any   jurisdiction  in  which  the  Company  or  any
        Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

        (b) any entity or agency exercising  executive,  legislative,  judicial,
regulatory  or   administrative   functions  of,  or  pertaining  to,  any  such
government.

        "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

     (a)  to  purchase   such   indebtedness   or  obligation  or  any  property
constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

     (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

        "Holder" means,  with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

        "Institutional  Investor" means (a) any original purchaser of a Note and
(b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

        "Interest Charges" means, for any period, all interest, including capitalized interest, and all amortization of debt discount and expense on any particular Debt for which such calculations are being made. Computations of Interest Charges on a pro forma basis for Debt having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

        "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

        "Make-Whole Amount" is defined in Section 8.6.

        "Market Property" means the identifiable assets associated with the Company's individual operational units in specific geographic markets (e.g., metropolitan Phoenix), if sold together as an operational unit.

        "Material" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

        "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement or the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

        "Memorandum" is defined in Section 5.3.

        "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

        "Negative Exchange of Assets" means any Exchange of Assets in which the book value of assets received by the Company or any Restricted Subsidiary in an Exchange of Assets is less than the book value of assets transferred by the Company or any Restricted Subsidiary in such Exchange of Assets.

        "Notes" is defined in Section 1.

        "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. No Officer's Certificate shall impose any personal (as opposed to corporate) liability.

        "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

        "Person"  means  an  individual,   partnership,   corporation,   limited
liability   company,   joint   venture,   association,   trust,   unincorporated
organization, or a government or agency or political subdivision thereof.

        "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

        "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

        "Property" or "Properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

        "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

        "Rentals" means and includes as of the date of any determination thereof, all payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges.

        "Required Holders" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

        "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

        "Restricted Subsidiary" means any Subsidiary (i) of which more than 80% of the voting securities are owned by the Company and/or one or more Wholly-Owned Restricted Subsidiaries, and (ii) which the Company has designated as a "Restricted Subsidiary" by notice in writing given to the holders of the Notes, provided that the designation of a Subsidiary as "restricted" shall not be changed to "unrestricted".

        "Securities Act" means the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder from time to time in effect.

        "Secured Debt" means Debt secured by Liens.

        "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

        "Senior Funded Debt" shall mean and include all Funded Debt not expressly junior or subordinate to any other Debt of the Company and its Restricted Subsidiaries.

        "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company, or joint venture if more than a 80% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

        "Total  Debt"  means  all  debt  of  the  Company  and  its   Restricted
Subsidiaries determined on a consolidated basis in accordance with GAAP.

        "Voting Stock" means capital stock of any class of a corporation having ordinary voting powers to vote for the election of members of the board of directors of such corporation or Persons performing similar functions.

        "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                  SCHEDULE 4.9


                         CHANGES IN CORPORATE STRUCTURE

                                  SCHEDULE 5.4



                         SUBSIDIARIES OF THE COMPANY AND
                         OWNERSHIP OF SUBSIDIARY STOCKS

                                  SCHEDULE 5.5



                              FINANCIAL STATEMENTS


        The financial statements referenced in Section 5.5 consist of all of the financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1997 and all of the financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1997.

                                  SCHEDULE 5.15



                             EXISTING DEBT AND LIENS

                                  SCHEDULE 10.7



                                 EXISTING LIENS

                                  SCHEDULE 13.2



                                   COMPETITORS

                                    EXHIBIT 1

                         GLOBE BUSINESS RESOURCES, INC.
                                7.54% SENIOR NOTE
                              DUE SEPTEMBER 1, 2007


No. [_____]                                                _________, 1997
$[_______]                                                PPN:  __________

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to ______________________________, or registered assigns, the principal sum of
____________________  DOLLARS on ________,  2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note
Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

        Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

        This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

        This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

        The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

        If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

        This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                   EXHIBIT 4.4


                                 LEGAL OPINIONS


     A. The opinion of Gardner, Carton & Douglas, special counsel for the Purchasers, shall be to the effect that:

          1. The Company is a corporation organized and validly existing in good standing under the laws of the State of Ohio with all requisite corporate power and authority to carry on the business now being conducted by it, to enter into and perform the Agreement and to issue and sell the Notes.

          2. The Agreement has been duly authorized by proper corporate action on the part of the Company, has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement of the Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

          3. The Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement of the Notes may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

          4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes do not require the registration of the Note under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation or By-laws of the Company.

     The opinion of Gardner, Carton & Douglas also shall state that the opinion of Keating, Muething & Klekamp, P.L.L., special counsel for the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to Gardner, Carton & Douglas, and, in their opinion, the Purchasers and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

     B. The opinion of Keating, Muething & Klekamp, P.L.L., special counsel for the Company, shall cover all matters specified in clauses 1 through 4 set forth above and shall also be to the effect that:

          1. The Company has full corporate power and authority to conduct the activities in which it is now engaged and own its Property.

          2. Each of the Subsidiaries of the Company is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to carry on the business now being conducted by it and own its Property.

          3. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where the nature of the business transacted by it or the character of its Properties owned or leased makes such qualification or licensing necessary except for such jurisdictions where individually or in the aggregate, failure to so qualify would not have a material adverse affect on its business, properties, or condition, financial or otherwise.

          4. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the lawful execution and delivery by the Company of the Agreement or the lawful offering, issuance and sale of the Notes, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required by the Company in connection with such offer, issuance and sale.

          5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with, or result in any breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or other charter document or By-laws of the Company or any Subsidiary or any loan agreement under which the Company or any Subsidiary is bound, or other agreement or instrument known to such counsel (after due inquiry) to which the Company or any Subsidiary is bound or any Ohio or Federal law (including usury laws) or regulation, order, writ, injunction or decree of any court or governmental authority applicable to the Company known to such counsel.

          6. The Notes do not violate any applicable usury law, and the transaction is not usurious under Ohio law.

          7. There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against, or affecting the Company or its Subsidiaries, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or collectively, in any adverse change in the business, Properties, operations or condition, financial or otherwise, of the Company or any Subsidiary.

          8. The choice of law in the Note Agreement and Notes of Illinois law as the law governing the Note Agreement and the Notes is valid and enforceable and would be recognized and applied in an action brought before a court of competent jurisdiction in the State of Ohio.

          9. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel, are owned by the Company free and clear of any Lien or encumbrance.

          10. To the best knowledge of such counsel, after due inquiry, the Company and each Subsidiary have all franchises, permits, licenses and other authority as are material to enable them to carry on their respective business as now being conducted and as proposed to be conducted, and none of them is in default under any of such franchises, permits, licenses or other authority, which default would have a material adverse effect on the operations or financial condition of the Company and its Subsidiaries on a consolidated basis.

          11. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

     The opinion of Keating, Muething & Klekamp, P.L.L. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America, the State of Ohio and the corporate law of the State of Delaware, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.

                                GLOBE BUSINESS RESOURCES, INC.
                                      7.54% SENIOR NOTE
                                    DUE SEPTEMBER 1, 2007


No. R-1                                                   September 29, 1997
$14,000,000                                                  PPN:  379395A*7

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to Security Life of Denver Insurance Company, or registered assigns, the principal sum of FOURTEEN MILLION DOLLARS on September 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

               This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

               This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                         GLOBE BUSINESS RESOURCES, INC.
                                7.54% SENIOR NOTE
                              DUE SEPTEMBER 1, 2007


No. R-2                                                    September 29, 1997
$9,000,000                                                    PPN:  379395A*7

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to Life Insurance Company of Georgia, or registered assigns, the principal sum of NINE MILLION DOLLARS on September 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

               This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

               This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                         GLOBE BUSINESS RESOURCES, INC.
                                7.54% SENIOR NOTE
                              DUE SEPTEMBER 1, 2007


No. R-3                                                      September 29, 1997
$3,000,000                                                      PPN:  379395A*7

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to Peerless Insurance Company, or registered assigns, the principal sum of THREE MILLION DOLLARS on September 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

               This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

               This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                         GLOBE BUSINESS RESOURCES, INC.
                                7.54% SENIOR NOTE
                              DUE SEPTEMBER 1, 2007


No. R-4                                                      September 29, 1997
$2,000,000                                                      PPN:  379395A*7

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to Indiana Insurance Company, or registered assigns, the principal sum of TWO MILLION DOLLARS on September 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

               This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

               This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                         GLOBE BUSINESS RESOURCES, INC.
                                7.54% SENIOR NOTE
                              DUE SEPTEMBER 1, 2007


No. R-5                                                      September 29, 1997
$2,000,000                                                      PPN:  379395A*7

               FOR VALUE RECEIVED, the undersigned, GLOBE BUSINESS RESOURCES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to Southland Life Insurance Company, or registered assigns, the principal sum of TWO MILLION DOLLARS on September 1, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.54% per annum from the date hereof, payable semiannually, on the first day of September and the first day of March in each year, commencing March 1, 1998, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 9.54%.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in the manner and at such place as shall have been designated in the Note Agreement referred to below.

               This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of September 1, 1997 (as from time to time amended, the "Note Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Agreement.

               This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

               This Note and the Note Agreement are governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

                                            GLOBE BUSINESS RESOURCES, INC.


                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------